UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2019

INTERNATIONAL LEADERS CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53780	27-0491634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 W. Charleston Blvd. Suite 2-518 Las Vegas, NV	89117
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (857) 210-5004

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Auditor Change from Weinberg & Company to Malone Bailey LLP

(a) On March 20, 2019, the Company’s Board of Directors dismissed Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accounting firm. The Company informed Weinberg of its dismissal on March 20, 2019. The decision to dismiss Weinberg was effective as of the date of notification of dismissal.

Weinberg’s reports on the Registrant’s financial statements for the past two fiscal years ended June 30, 2018 and 2017, did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles except that such reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern.

During the Registrant’s two most recent fiscal years ended June 30, 2018 and 2017, and through March 20, 2019 there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(b) On March 20, 2019, the Registrant engaged Malone Bailey LLP as its principal accountant to audit the Registrant’s financial statements. During the Registrant’s two most recent fiscal years, and any subsequent interim period prior to engaging Malone Bailey LLP, neither the Registrant nor anyone acting on its behalf consulted with Malone Bailey LLP regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Malone Bailey LLP on the Company's financial statements; or (ii) any matter that was either the subject of any disagreement with the Registrant’s former independent auditor, Weinberg, or any reportable event with respect to Weinberg.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number	Description
16.1	Letter from Weinberg & Company dated March 20, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL LEADERS CAPITAL CORPORATION (Registrant)
Date: March 20, 2019	By: /s/ Cihan Huang Cihan Huang Chief Executive Officer

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